UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 02, 2005 (Date of earliest event reported)

CENTRA SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27861	04-3268918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

430 Bedford Street

Lexington, MA 02420

(Address of principal executive offices)

Telephone: (781) 861-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 02, 2005, Centra Software, Inc. (“Centra”) issued a press release announcing its financial results for its fourth quarter and year ended December 31, 2004. The full text of the press release is attached hereto as Exhibit 99.1 to this Report and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits:

Exhibit Number	Description
99.1	Press Release dated February 02, 2005, announcing financial results for the fourth quarter and year ended December 31, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 02, 2005	CENTRA SOFTWARE, INC.

	By:	/s/ Paul R. Gudonis
	Name:	Paul R. Gudonis
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated February 02, 2005, announcing financial results for the fourth quarter and year ended December 31, 2004.